UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 15, 2022 (August 9, 2022)

HERITAGE GLOBAL INC.

(Exact name of registrant as specified in its charter)

Florida	001-39471	59-2291344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12625 High Bluff Drive, Suite 305, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 847-0656

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	HGBL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant

New Independent Registered Public Accounting Firm

On August 12, 2022 (the “Engagement Date”), Heritage Global Inc. (the “Company”) engaged UHY LLP (“UHY”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022. The decision to engage UHY as the Company’s independent registered public accounting firm was approved by the Audit Committee of the Board of Directors (the “Audit Committee”).

During the years ended December 31, 2021 and 2020, and through the Engagement Date, neither the Company, nor anyone on its behalf, consulted UHY regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the audited consolidated financial statements of the Company, and no written report was provided to the Company or oral advice was provided that UHY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or (iii) any “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Previous Independent Registered Public Accounting Firm

On August 9, 2022, Baker Tilly US, LLP (“Baker Tilly”) notified the Company that Baker Tilly would resign as the Company’s independent registered public accounting firm effective on August 10, 2022. The Audit Committee accepted the resignation of Baker Tilly.

The reports of Baker Tilly on the audited consolidated financial statements of the Company for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2021 and 2020 and the subsequent interim periods through August 10, 2022, there were no (i) disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Baker Tilly, would have caused it to make reference thereto in its reports on the audited consolidated financial statements of the Company for such periods; or (ii) “reportable events” (as defined under Item 304(a)(1)(v) of Regulation S-K).

Pursuant to Item 304(a)(3) of Regulation S-K, the Company provided Baker Tilly with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Baker Tilly furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Baker Tilly’s letter dated August 15, 2022 is attached as Exhibit 16.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Baker Tilly US, LLP, dated August 15, 2022, regarding change in certifying accountant
104	Cover Page Interactive Data File (formatted in Inline eXtensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE GLOBAL INC.

Date: August 15, 2022	By:	/s/ Ross Dove
Ross Dove
Chief Executive Officer